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                                                                    Exhibit (21)



                             Exhibit (21)* to Report
                             on Form 10-K for Fiscal
                            Year Ended June 30, 2000
                         by Parker-Hannifin Corporation

                   The Company has the following subsidiaries:

                              DOMESTIC SUBSIDIARIES


                                                                                             Percentage
Name                                                                   Incorporated           Owned(1)
----                                                                   ------------          ----------
Alkid Corporation                                                      California             100(2)
Atlantic Tubing Co.                                                    New Jersey             100
Bond-Flex Rubber Co., Inc.                                             Indiana                100(3)
Bower Manufacturing Corp.                                              Indiana                100(4)
CTEK Insurance Corp.                                                   Vermont                100
Dynamic Seals, Inc.                                                    Delaware               100(5)
ETI, Incorporated                                                      Florida                100(4)
GNC Corporation                                                        North Carolina         100(3)
Goshen Rubber Co., Inc.                                                Indiana                100(4)
Goshen Rubber Companies, Inc.                                          Indiana                100(2)
Goshen Rubber International, Ltd.                                      U.S. Virgin Islands    100(4)
GR Plastics, Inc.                                                      Indiana                100(6)
GRB Enterprises, Inc.                                                  Indiana                100(4)
GRN Corporation                                                        Nebraska               100(3)
Lone Star Manufacturing Co., Inc.                                      Texas                  100(7)
Medallion Warranty Services, Inc.                                      California             100(8)
Parker AIP Corp.                                                       Delaware               100
Parker de Puerto Rico, Inc.                                            Delaware               100
Parker Finance Corp.                                                   Delaware               100(9)
Parker-Hannifin Asia Pacific Co., Ltd.                                 Delaware               100(10)
Parker Hannifin Customer Support Inc.                                  California             100
Parker-Hannifin International Corp.                                    Delaware               100
PRPC, Inc.                                                             Tennessee              100(11)
Robert Skeels & Company                                                California             100(2)
Steel Forming Inc.                                                     California             100
Syracuse Rubber Products, Inc.                                         Indiana                100(4)
Travel 17325 Inc.                                                      Delaware               100
Waukesha Rubber Company, Inc.                                          Wisconsin              100(4)
Wynn Oil Company                                                       California             100(2)
Wynn's Climate Systems, Inc.                                           Texas                  100(2)
Wynn's Export, Inc.                                                    U.S. Virgin Islands    100(2)
Wynn's Extended Care, Inc.                                             California             100(8)
Wynn's Fluid Power, Inc.                                               Delaware               100(2)
Wynn's International, Inc.                                             Delaware               100
Wynn's Keeper, Inc.                                                    Delaware                80(12)
Wynn's - Precision, Inc.                                               Delaware               100(5)

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

                                      FOREIGN SUBSIDIARIES

Acadia International Insurance Limited                                 Ireland                100
Alenco (Holdings) Ltd.                                                 United Kingdom         100(13)
Aquilo Gas Seperation B.V.                                             Netherlands            100(14)
Astron SARL                                                            France                 100
Brownsville Rubber Co., S.A. de C.V.                                   Mexico                 100(15)
Commercial Hydraulics Pensions Limited                                 United Kingdom         100(16)
Commercial Hydraulics Pty.                                             Australia              100
Commercial Hydraulics S.r.l.                                           Italy                  100
Commercial Intertech do Brasil Ltda.                                   Brazil                 100
Commercial Intertech GmbH                                              Germany                100(17)
Commercial Intertech Holdings Limited                                  United Kingdom         100(13)
Commercial Intertech Limited                                           United Kingdom         100(18)
Commercial Intertech Ltd.                                              Canada                 100
Commercial Intertech S.A.                                              Luxembourg             100
Commercial Intertech S.r.o                                             Czech Republic         100
Goshen Rubber of Canada, Ltd.                                          Canada                 100(4)
Gresen Hidraulica Ltda.                                                Brazil                 100(19)
Parker Automotive de Mexico S.A. de C.V.                               Mexico                 100(15)
Parker Automation Servicios S.A. de C.V.                               Mexico                 100(15)
Parker Baja Servicios S.A. de C.V.                                     Mexico                 100(15)
Parker Brownsville Servicios S.A. de C.V.                              Mexico                 100(15)
Parker Enzed (Australia) Pty. Ltd.                                     Australia              100(20)
Parker Enzed (N.Z.) Limited                                            New Zealand            100(10)
Parker Enzed Equipment (Australia) Pty. Ltd.                           Australia              100(20)
Parker Enzed Technologies Pty. Ltd.                                    Australia              100(20)
Parker Ermeto GesmbH                                                   Austria                100(21)
Parker Fluid Connectors S.A. de C.V.                                   Mexico                 100(15)
Parker Hannifin (1997) Co., Ltd.                                       Thailand               100(22)
Parker Hannifin (Australia) Pty. Ltd.                                  Australia              100(10)
Parker Hannifin (Canada) Inc.                                          Canada                 100(10)
Parker Hannifin (Espana) SA                                            Spain                  100(10)
Parker Hannifin (Holdings) Ltd.                                        United Kingdom         100(10)
Parker Hannifin (Malaysia) Sdn Bhd                                     Malaysia               100(23)
Parker Hannifin (N.Z.) Limited                                         New Zealand            100
Parker Hannifin (Thailand) Co., Ltd.                                   Thailand               100
Parker Hannifin (UK) Ltd.                                              United Kingdom         100(17)
Parker Hannifin A/S                                                    Norway                 100(24)
Parker Hannifin AB                                                     Sweden                 100
Parker Hannifin Argentina SAIC                                         Argentina              100
Parker Hannifin B.V.                                                   Netherlands            100(25)
Parker Hannifin Climate & Industrial Controls, Ltd.                    Korea                  100
Parker Hannifin Connectors Ltd.                                        Korea                  100
Parker Hannifin Corp. Chile Limitada                                   Chile                  100
Parker Hannifin de Venezuela, S.A.                                     Venezuela              100(10)
Parker Hannifin Denmark A/S                                            Denmark                100
Parker Hannifin Finance B.V.                                           Netherlands            100(14)
Parker Hannifin Foreign Sales Corp.                                    Guam                   100(10)
Parker Hannifin GmbH                                                   Germany                100(21)

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

Parker Hannifin Holding GmbH                                           Germany                100(10)
Parker Hannifin Hong Kong Limited                                      Hong Kong              100(23)
Parker Hannifin Industria e Comercio Ltda.                             Brazil                 100(26)
Parker Hannifin Japan Ltd.                                             Japan                  100
Parker Hannifin Motion & Control (Shanghai) Co. Ltd.                   China                  100
Parker Hannifin Oy                                                     Finland                100
Parker Hannifin Portugal, Lda.                                         Portugal               100(27)
Parker Hannifin Pension Trustees Ltd.                                  United Kingdom         100(18)
Parker Hannifin plc                                                    United Kingdom         100(24)
Parker Hannifin SA                                                     France                 100
Parker Hannifin S.p.A.                                                 Italy                  100
Parker Hannifin Sp. z.o.o.                                             Poland                 100
Parker Hannifin Taiwan Ltd.                                            Taiwan                 100
Parker Hannifin Verwaltungs GmbH                                       Germany                100(21)
Parker Korea Ltd.                                                      Korea                  100(10)
Parker Lucifer S.A.                                                    Switzerland            100
Parker Sales (Ireland) Limited                                         Ireland                100(24)
Parker Seal de Baja S.A. de C.V.                                       Mexico                 100(15)
Parker Seals S.p.A.                                                    Italy                  100(28)
Parker Sistemas de Automatizacion S.A. de C.V.                         Mexico                 100
Parker Hannifin de Mexico S.A. de C.V.                                 Mexico                 100(15)
Parker-Hannifin (Africa) Proprietary Limited                           South Africa           100
Parker-Hannifin India Private Ltd.                                     India                  100
Parker-Hannifin N.V. S.A.                                              Belgium                100(14)
Parker Hannifin Industrial s.r.o.                                      Czech Republic         100(21)
Parker-Hannifin s.r.o.                                                 Czech Republic         100(21)
Parker-Hannifin Singapore Pte.  Ltd.                                   Singapore              100
Parker Servicios de Mexico S.A. de C.V.                                Mexico                 100(15)
P-H do Brasil Comercial Ltda.                                          Brazil                 100(10)
PH Finance Ltd.                                                        United Kingdom         100(13)
Parker Hannifin Fluid Power Systems & Components                       China                  100
         (Shanghai) Co., Ltd.
PRP Seals, Ltd.                                                        Canada                 100(29)
Sachsenhydraulik GmbH                                                  Germany                100(21)
Schrader Bellows Parker,S.A. de C.V.                                   Mexico                 100(15)
UCC Australia Pty. Ltd.                                                Australia              100(20)
Ultra ABP Limited                                                      United Kingdom         100(30)
Ultra Group Ltd.                                                       United Kingdom         100(16)
Ultra Hydraulics Ltd.                                                  United Kingdom         100(30)
Whatman SAS                                                            France                 100
Wynn Oil (N.Z.) Limited                                                New Zealand            100(8)
Wynn Oil (South Africa) (Pty.) Limited                                 South Africa           100(8)
Wynn Oil (U.K.) Limited                                                England                100(8)
Wynn Oil Venezuela, S.A.                                               Venezuela               51(31)
Wynn's Australia Pty. Limited                                          Australia              100(8)
Wynn's Automotive France (Professional)                                France                 100(32)
Wynn's Automotive France S.A.                                          France                 100(32)
Wynn's Belgium N.V.                                                    Belgium                100(8)
Wynn's Canada, Ltd.                                                    Canada                 100(8)

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

Wynn's Deutschland GmbH                                                Germany                100(8)
Wynn's Espana, S.A.                                                    Spain                  100(8)
Wynn's France, S.A.                                                    France                 100(8)
Wynn's Industrie S.N.C.                                                France                 100(32)
Wynn's Friction Proofing de Mexico S.A. de C.V.                        Mexico                 100(8)
Wynn's Italia SpA                                                      Italy                  100(33)
Wynn's Mekuba India Private Limited                                    India                   51(34)
Wynn's Nederland B.V.                                                  Netherlands            100(33)
Wynn's-Precision Canada Ltd.                                           Canada                 100(11)
Wynn's-Precision (U.K.) Ltd.                                           England                100(29)
Wynn's Reseau S.A.                                                     France                 100(35)

--------------

      (1)   Excludes directors' qualifying shares
      (2)   Owned 100% by Wynn's International, Inc.
      (3)   Owned 100% by Goshen Rubber Co., Inc.
      (4)   Owned 100% by Goshen Rubber Companies, Inc.
      (5)   Owned 100% by Wynn's Fluid Power, Inc.
      (6)   Owned 100% by GNC Corporation
      (7)   Owned 100% by Wynn's Climate Systems, Inc.
      (8)   Owned 100% by Wynn Oil Company
      (9)   Owned 100% by Parker de Puerto Rico, Inc.
      (10)  Owned 100% by Parker-Hannifin International Corp.
      (11)  Owned 100% by Wynn's-Precision, Inc.
      (12)  Owned 80% by Wynn's-Precision, Inc.
      (13)  Owned 100% by Parker Hannifin (Holdings) Ltd.
      (14)  Owned 100% by Parker Hannifin B.V.
      (15)  Owned 100% by Parker Sistemas de Automatizacion S.A. de C.V.
      (16)  Owned 100% by Commercial Intertech Holdings Limited
      (17)  Owned 100% by Sachesenhydraulik GmbH
      (18)  Owned 100% by Parker Hannifin plc
      (19)  Owned 100% by Parker Hannifin Industria e Comercio Ltda.
      (20)  Owned 100% by Parker-Hannifin (Australia) Pty. Ltd.
      (21)  Owned 100% by Parker Hannifin Holding GmbH
      (22) Owned 51% by Parker Hannifin (Thailand) Co., Ltd. and 49% by Parker-Hannifin Corporation
      (23) Owned 99.9% by Parker-Hannifin Corporation and .01% by Parker-Hannifin International Corp.
      (24)  Owned 100% by Alenco (Holdings) Ltd.
      (25) Owned 77.5% by Parker Hannifin International Corp. and 22.5% by Parker AIP Corp.
      (26) Owned 37.5% by P-H do Brasil Comercial Ltda. and 62.5% by Parker-Hannifin International Corp.
      (27)  Owned 100% by Parker Hannifin Espana, SA
      (28)  Owned 100% by Parker-Hannifin S.p.A.
      (29)  Owned 100% by Wynn's-Precision Canada Ltd.
      (30)  Owned 100% by Ultra Group Ltd.
      (31)  Owned 51% by Wynn Oil Company
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      (32)  Owned 100% by Wynn's France, S.A.
      (33)  Owned 100% by Wynn's Belgium N.V.
      (34)  Owned 51% by Wynn's Belgium N.V.
      (35)  Owned 100% by Wynn's Automotive France (Professional)


      All of the foregoing subsidiaries are included in the Company's consolidated financial statements. In addition to the foregoing, the Company owns ten inactive or name holding companies.

            *Numbered in accordance with Item 601 of Regulation S-K.